                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 2, 1999

                        COMMISSION FILE NUMBER 000-22647
                        --------------------------------

                         PERITUS SOFTWARE SERVICES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Massachusetts                              04-3126919
--------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation )         (I.R.S. Employer
                                                       Identification No.)


Two Federal Street, Billerica, Massachusetts              01821-3540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)



                                 (978) 670-0800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
              (Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report)

Item 5.  Other Events.
         -------------

On July 2, 1999, Peritus Software Services, Inc. (the "Company") announced that Dominic K. Chan was elected to the Board of Directors. Mr. Chan was a founder and former Director and officer of the Company. The Company also announced that Henry F. McCance and W. Michael Humphreys resigned yesterday as members of the Company's Board of Directors. Messrs. McCance and Humphreys, Directors since March 1996, are associated with venture capital firms that invested in the Company. Mr. Chan rejoins Roland D. Pampel and Axel Leblois, the Company's other Directors.

Separately, the Company announced that it reached a settlement agreement with American Financial Group, Inc. and its subsidiaries and affiliates for release from its real estate lease in Cincinnati, Ohio and certain other obligations. Under the settlement, the Company agreed to pay $200,000 in cash and issue 300,000 shares of Common Stock in exchange for release from its real estate lease for 20,500 square feet which required average monthly payments excluding operating expenses of $36,000 through November 2002. The Company had not made any payments since October 1998. The settlement also released the Company from net claims for other services and disputes of $334,500 as reflected on its most recent financial statements filed on its Form 10-Q for the quarter ended March 31, 1999. American Financial Group is the parent of American Premier Underwriters which owns more than 2 million shares of the Company's Common Stock which were acquired in connection with the acquisition of the substantially all of assets of Millennium Dynamics, Inc. by Peritus.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (a) Financial Statements.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c) Exhibits.

          None.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 1999

                                    PERITUS SOFTWARE SERVICES, INC.

                                    BY: /s/ John  D. Giordano
                                        ---------------------
                                    Name:   John  D. Giordano
                                    Title:  President, Chief Executive Officer
                                            and Chief Financial Officer



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